Collaboration Agreement	9 Months Ended
Sep. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaboration Agreement

2. Collaboration Agreement

AgonOx, Inc. (“AgonOx”)

In February 2021, the Company entered into a clinical co-development collaboration agreement (the “Clinical Co-Development Agreement”) with AgonOx, a private company developing a pipeline of novel immunotherapy drugs targeting key regulators of the immune response to cancer. On May 8, 2024, the Company terminated the Clinical Co-Development Agreement with AgonOx, which such termination was effective immediately. Under the Clinical Co-Development Agreement, Phio and AgonOx were working to develop a T cell-based therapy using the Company’s lead product candidate, PH-762, and AgonOx’s “double positive” tumor infiltrating lymphocytes (“DP TIL”) technology. Per the terms of the Clinical Co-Development Agreement, the Company had agreed to reimburse AgonOx up to $4,000,000 in expenses incurred to conduct a Phase 1 clinical trial of PH-762 treated DP TIL in patients with advanced melanoma and other advanced solid tumors and was entitled to certain future development milestones and low single-digit sales-based royalty payments from AgonOx licensing its DP TIL technology.

The Company recognized its share of costs arising from research and development activities performed by AgonOx in the Company’s condensed consolidated financial statements in the period AgonOx incurred such expense. Effective as of the date of termination, the Clinical Co-Development Agreement and the continuing obligations of the Company and AgonOx thereunder were terminated in their entirety. As a result, the Company is no longer required to provide financial support for the development costs incurred under the Clinical Co-Development Agreement, and is not entitled to future development milestones or royalty payments from AgonOx’s licensing of its DP TIL technology.

The Company will pay to AgonOx all Company payment obligations that accrued prior to the termination of the Clinical Co-Development Agreement. Remaining payments to be made to AgonOx as of September 30, 2024 were $35,000, which primarily related to remaining accrued obligations for patient fees and other miscellaneous costs as of the date of termination. Pursuant to the terms of the Clinical Co-Development Agreement, the Company and AgonOx are coordinating the orderly wind-down of the Phase 1 clinical trial. Each of the Company and AgonOx shall be responsible for its own costs and expenses incurred in connection with the wind-down of the Phase 1 clinical trial.

The Company recognized approximately $308,000 and $414,000 in connection with the Clinical Co-Development Agreement during the three and nine months ended September 30, 2024, respectively, which relate to the Company’s expense obligations under the Clinical Co-Development Agreement through the date of termination. The Company recognized approximately $606,000 and $906,000 of expense in connection with the Clinical Co-Development Agreement during the three and nine months ended September 30, 2023, respectively.